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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 2, 1999

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                          AMERICAN GENERAL CORPORATION
             (Exact name of registrant as specified in its charter)


             TEXAS                         1-7981                74-0483432
  (State or other jurisdiction     (Commission File Number)   (I.R.S. Employer
of incorporation or organization)                            Identification No.)


        2929 ALLEN PARKWAY
           HOUSTON, TEXAS                                          77019
(Address of principal executive offices)                         (Zip code)


       Registrant's telephone number, including area code: (713) 522-1111

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ITEM 5.       OTHER EVENTS.

         On September 2, 1999, American General Corporation ("American General") priced the public offering of 8,000,000 7 7/8% Trust Originated Preferred Securities ("TOPrS") of American General Capital I, a subsidiary trust of American General, at $25 per security. Each TOPrS security will pay cumulative cash distributions at the annual rate of 7 7/8 percent of the stated $25 liquidation amount per security, payable quarterly commencing on September 30, 1999. Closing is scheduled for September 8, 1999, subject to customary closing conditions. Proceeds from the offering of approximately $193.2 million (after underwriting and other associated costs) will be used to repay indebtedness. In connection with the issuance of the TOPrS securities, American General will issue $206,185,575 principal amount of its 7 7/8% Junior Subordinated Debentures due 2048 to American General Capital I. The Preferred Securities will be issued pursuant to the shelf registration statement filed under the Securities Act of 1933, as amended, of American General, American General Capital I and certain other trusts (Registration Statement Nos. 333-40583, et seq.).


ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits

                1.1 Underwriting Agreement for Preferred Securities of American General Capital I.

                1.2     Pricing Agreement dated September 2, 1999.

                4.1 Resolutions establishing terms of 7 7/8% Junior Subordinated Debentures due 2048.

                4.2 Form of 7 7/8% Junior Subordinated Debentures due 2048 (included in Exhibit 4.1).

                4.3 Form of Amended and Restated Declaration of Trust of American General Capital I among American General, as sponsor, the Trustees named therein and the holders from time to time of undivided beneficial interest in the assets of American General Capital I.

                4.4 Form of Global Certificate for Preferred Securities of American General Capital I (included in Exhibit 4.3).

                4.5 Preferred Securities Guarantee Agreement between American General, and Bankers Trust Company.

                8.1 Opinion of Vinson & Elkins L.L.P. as to certain federal income tax matters.

               23.1     Consent of Vinson & Elkins L.L.P. (included in Exhibit
                        8.1).


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AMERICAN GENERAL CORPORATION




Date: September 8, 1999                 By: /s/ JAMES L. GLEAVES
                                            ------------------------------------
                                            Name: James L. Gleaves
                                            Title: Vice President and Treasurer



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                                  EXHIBIT INDEX


EXHIBIT
NUMBER    DESCRIPTION
-------   -----------
 1.1      Underwriting Agreement for Preferred Securities of American General
          Capital I.

 1.2      Pricing Agreement dated September 2, 1999.

 4.1      Resolutions establishing terms of 7 7/8% Junior Subordinated
          Debentures due 2048.

 4.2      Form of 7 7/8% Junior Subordinated Debentures due 2048 (included in
          Exhibit 4.1).

 4.3      Form of Amended and Restated Declaration of Trust of American General
          Capital I among American General, as sponsor, the Trustees named therein and the holders from time to time of undivided beneficial interest in the assets of American General Capital I.

 4.4      Form of Global Certificate for Preferred Securities of American
          General Capital I (included in Exhibit 4.3).

 4.5      Preferred Securities Guarantee Agreement between American General, and
          Bankers Trust Company.

 8.1 Opinion of Vinson & Elkins L.L.P. as to certain federal income tax matters.

23.1      Consent of Vinson & Elkins L.L.P. (included in Exhibit 8.1).